INVESCO FLOATING RATE FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-09913
SERIES NO.:         6

72DD.                       1 Total income dividends for which record date
                              passed during the period. (000's Omitted)
                              Class A                                  $ 27,865
                            2 Dividends for a second class of open-end company
                              shares (000's Omitted)
                              Class C                                  $ 13,390
                              Class R                                  $    102
                              Class Y                                  $ 13,386
                              Class R5                                 $    771
                              Class R6                                 $  2,424

73A.                          Payments per share outstanding during the entire
                              current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                                  $ 0.3627
                            2 Dividends for a second class of open-end company
                              shares (form nnn.nnnn)
                              Class C                                  $ 0.3214
                              Class R                                  $ 0.3439
                              Class Y                                  $ 0.3818
                              Class R5                                 $ 0.3841
                              Class R6                                 $ 0.3631

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                   120,672
                            2 Number of shares outstanding of a second class
                              of open-end company shares (000's Omitted)
                              Class C                                    65,701
                              Class R                                       448
                              Class Y                                    69,560
                              Class R5                                    1,166
                              Class R6                                    7,943

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                  $   7.94
                            2 Net asset value per share of a second class of
                              open-end company shares (to nearest cent)
                              Class C                                  $   7.90
                              Class R                                  $   7.95
                              Class Y                                  $   7.92
                              Class R5                                 $   7.94
                              Class R6                                 $   7.94

INVESCO LOW VOLATILITY EQUITY YIELD FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

 FOR PERIOD ENDING:  08.31.13
 FILE NUMBER :       811-09913
 SERIES NO.:         7

 72DD.                       1 Total income dividends for which record date
                               passed during the period. (000's Omitted)
                               Class A                                  $ 2,405
                             2 Dividends for a second class of open-end
                               company shares (000's Omitted)
                               Class B                                  $    48
                               Class C                                  $   119
                               Class R                                  $     9
                               Class Y                                  $    68
                               Investor Class                           $   774
                               Class R5                                 $   186

 73A.                          Payments per share outstanding during the
                               entire current period: (form nnn.nnnn)
                             1 Dividends from net investment income
                               Class A                                  $0.1096
                             2 Dividends for a second class of open-end
                               company shares (form nnn.nnnn)
                               Class B                                  $0.0266
                               Class C                                  $0.0266
                               Class R                                  $0.0775
                               Class Y                                  $0.1398
                               Investor Class                           $0.1096
                               Class R5                                 $0.1472

 74U.                        1 Number of shares outstanding (000's Omitted)
                               Class A                                   20,005
                             2 Number of shares outstanding of a second class
                               of open-end company shares (000's Omitted)
                               Class B                                    1,350
                               Class C                                    3,800
                               Class R                                       20
                               Class Y                                      418
                               Investor Class                             6,431
                               Class R5                                   1,296

 74V.                        1 Net asset value per share (to nearest cent)
                               Class A                                  $  9.98
                             2 Net asset value per share of a second class of
                               open-end company shares (to nearest cent)
                               Class B                                  $  9.84
                               Class C                                  $  9.82
                               Class R                                  $  9.93
                               Class Y                                  $ 10.02
                               Investor Class                           $ 10.01
                               Class R5                                 $ 10.03

INVESCO GLOBAL REAL ESTATE INCOME FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

 FOR PERIOD ENDING:  8/31/2013
 FILE NUMBER :       811-09913
 SERIES NO.:         10

 72DD.                       1 Total income dividends for which record date
                               passed during the period. (000's Omitted)
                               Class A                                  $25,666
                             2 Dividends for a second class of open-end
                               company shares (000's Omitted)
                               Class B                                  $    86
                               Class C                                  $ 3,226
                               Class Y                                  $11,046
                               Class R5                                 $ 1,588
                               Class R6                                 $   306

 73A.                          Payments per share outstanding during the
                               entire current period: (form nnn.nnnn)
                             1 Dividends from net investment income
                               Class A                                  $0.5028
                             2 Dividends for a second class of open-end
                               company shares (form nnn.nnnn)
                               Class B                                  $0.4332
                               Class C                                  $0.4331
                               Class Y                                  $0.5244
                               Class R5                                 $0.5290
                               Class R6                                 $0.4279

 74U.                        1 Number of shares outstanding (000's Omitted)
                               Class A                                   72,245
                             2 Number of shares outstanding of a second class
                               of open-end company shares (000's Omitted)
                               Class B                                      214
                               Class C                                   12,801
                               Class Y                                   31,783
                               Class R5                                   2,767
                               Class R6                                       7

 74V.                        1 Net asset value per share (to nearest cent)
                               Class A                                  $  8.52
                             2 Net asset value per share of a second class of
                               open-end company shares (to nearest cent)
                               Class B                                  $  8.51
                               Class C                                  $  8.51
                               Class Y                                  $  8.50
                               Class R5                                 $  8.52
                               Class R6                                 $  8.52

INVESCO CORE PLUS BOND FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

 FOR PERIOD ENDING:  8/31/2013
 FILE NUMBER :       811-09913
 SERIES NO.:         11

 72DD.                       1 Total income dividends for which record date
                               passed during the period. (000's Omitted)
                               Class A                                  $10,265
                             2 Dividends for a second class of open-end
                               company shares (000's Omitted)
                               Class B                                  $   484
                               Class C                                  $   954
                               Class R                                  $    95
                               Class Y                                  $   141
                               Class R5                                 $   498
                               Class R6                                 $ 5,578

 73A.                          Payments per share outstanding during the
                               entire current period: (form nnn.nnnn)
                             1 Dividends from net investment income
                               Class A                                  $0.3386
                             2 Dividends for a second class of open-end
                               company shares (form nnn.nnnn)
                               Class B                                  $0.2567
                               Class C                                  $0.2568
                               Class R                                  $0.3113
                               Class Y                                  $0.3660
                               Class R5                                 $0.3660
                               Class R6                                 $0.3410

 74U.                        1 Number of shares outstanding (000's Omitted)
                               Class A                                   31,171
                             2 Number of shares outstanding of a second class
                               of open-end company shares (000's Omitted)
                               Class B                                    1,525
                               Class C                                    3,437
                               Class R                                      271
                               Class Y                                      140
                               Class R5                                     188
                               Class R6                                  17,829

 74V.                        1 Net asset value per share (to nearest cent)
                               Class A                                  $ 10.41
                             2 Net asset value per share of a second class of
                               open-end company shares (to nearest cent)
                               Class B                                  $ 10.41
                               Class C                                  $ 10.41
                               Class R                                  $ 10.41
                               Class Y                                  $ 10.42
                               Class R5                                 $ 10.40
                               Class R6                                 $ 10.41

INVESCO GROWTH AND INCOME FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-09913
SERIES NO.:         12

72DD.                       1 Total income dividends for which record date
                              passed during the period. (000's Omitted)
                              Class A                                  $ 67,443
                            2 Dividends for a second class of open-end company
                              shares (000's Omitted)
                              Class B                                  $  1,796
                              Class C                                  $  2,105
                              Class R                                  $  1,994
                              Class Y                                  $ 28,763
                              Class R5                                 $ 11,864
                              Class R6                                 $  2,247

73A.                          Payments per share outstanding during the entire
                              current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                                  $ 0.3393
                            2 Dividends for a second class of open-end company
                              shares (form nnn.nnnn)
                              Class B                                  $ 0.3370
                              Class C                                  $ 0.1742
                              Class R                                  $ 0.2840
                              Class Y                                  $ 0.3950
                              Class R5                                 $ 0.4194
                              Class R6                                 $ 0.3458

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                   191,260
                            2 Number of shares outstanding of a second class
                              of open-end company shares (000's Omitted)
                              Class B                                     4,110
                              Class C                                    11,727
                              Class R                                     6,847
                              Class Y                                    73,230
                              Class R5                                   28,792
                              Class R6                                   13,436

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                  $  24.92
                            2 Net asset value per share of a second class of
                              open-end company shares (to nearest cent)
                              Class B                                  $  24.75
                              Class C                                  $  24.68
                              Class R                                  $  24.93
                              Class Y                                  $  24.94
                              Class R5                                 $  24.97
                              Class R6                                 $  24.97

INVESCO EQUALLY-WEIGHTED S&P 500 FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

 FOR PERIOD ENDING:  8/31/2013
 FILE NUMBER :       811-09913
 SERIES NO.:         13

 72DD.                       1 Total income dividends for which record date
                               passed during the period. (000's Omitted)
                               Class A                                  $11,160
                             2 Dividends for a second class of open-end
                               company shares (000's Omitted)
                               Class B                                  $   255
                               Class C                                  $   631
                               Class R                                  $   152
                               Class Y                                  $ 5,411
                               Class R6                                 $    --

 73A.                          Payments per share outstanding during the
                               entire current period: (form nnn.nnnn)
                             1 Dividends from net investment income
                               Class A                                  $0.5081
                             2 Dividends for a second class of open-end
                               company shares (form nnn.nnnn)
                               Class B                                  $0.2451
                               Class C                                  $0.2451
                               Class R                                  $0.4228
                               Class Y                                  $0.5895
                               Class R6                                 $0.5929

 74U.                        1 Number of shares outstanding (000's Omitted)
                               Class A                                   24,950
                             2 Number of shares outstanding of a second class
                               of open-end company shares (000's Omitted)
                               Class B                                      573
                               Class C                                    3,664
                               Class R                                      734
                               Class Y                                   11,937
                               Class R6                                     286

 74V.                        1 Net asset value per share (to nearest cent)
                               Class A                                  $ 40.07
                             2 Net asset value per share of a second class of
                               open-end company shares (to nearest cent)
                               Class B                                  $ 40.01
                               Class C                                  $ 38.75
                               Class R                                  $ 39.95
                               Class Y                                  $ 40.38
                               Class R6                                 $ 40.39

INVESCO CALIFORNIA TAX-FREE INCOME FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

 FOR PERIOD ENDING:  8/31/2013
 FILE NUMBER :       811-09913
 SERIES NO.:         14

 72DD.                       1 Total income dividends for which record date
                               passed during the period. (000's Omitted)
                               Class A                                  $ 7,116
                             2 Dividends for a second class of open-end
                               company shares (000's Omitted)
                               Class B                                  $ 7,488
                               Class C                                  $   844
                               Class Y                                  $ 1,028

 73A.                          Payments per share outstanding during the
                               entire current period: (form nnn.nnnn)
                             1 Dividends from net investment income
                               Class A                                  $0.4865
                             2 Dividends for a second class of open-end
                               company shares (form nnn.nnnn)
                               Class B                                  $0.4858
                               Class C                                  $0.4270
                               Class Y                                  $0.5176

 74U.                        1 Number of shares outstanding (000's Omitted)
                               Class A                                   14,747
                             2 Number of shares outstanding of a second class
                               of open-end company shares (000's Omitted)
                               Class B                                   13,822
                               Class C                                    1,913
                               Class Y                                    1,830

 74V.                        1 Net asset value per share (to nearest cent)
                               Class A                                  $ 11.20
                             2 Net asset value per share of a second class of
                               open-end company shares (to nearest cent)
                               Class B                                  $ 11.28
                               Class C                                  $ 11.27
                               Class Y                                  $ 11.24

INVESCO EQUITY AND INCOME                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-09913
SERIES NO.:         17

72DD.                       1 Total income dividends for which record date
                              passed during the period. (000's Omitted)
                              Class A                                  $177,192
                            2 Dividends for a second class of open-end company
                              shares (000's Omitted)
                              Class B                                  $  9,851
                              Class C                                  $ 16,987
                              Class R                                  $  3,445
                              Class Y                                  $ 10,171
                              Class R5                                 $  5,605
                              Class R6                                 $  1,344

73A.                          Payments per share outstanding during the entire
                              current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                                  $ 0.2094
                            2 Dividends for a second class of open-end company
                              shares (form nnn.nnnn)
                              Class B                                  $ 0.1347
                              Class C                                  $ 0.1361
                              Class R                                  $ 0.1861
                              Class Y                                  $ 0.2335
                              Class R5                                 $ 0.2399
                              Class R6                                 $ 0.1949

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                   839,508
                            2 Number of shares outstanding of a second class
                              of open-end company shares (000's Omitted)
                              Class B                                    55,787
                              Class C                                   125,078
                              Class R                                    18,498
                              Class Y                                    45,755
                              Class R5                                   23,147
                              Class R6                                    3,632

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                  $  10.43
                            2 Net asset value per share of a second class of
                              open-end company shares (to nearest cent)
                              Class B                                  $  10.22
                              Class C                                  $  10.27
                              Class R                                  $  10.47
                              Class Y                                  $  10.43
                              Class R5                                 $  10.43
                              Class R6                                 $  10.43

INVESCO S&P 500 INDEX FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

 FOR PERIOD ENDING:  8/31/2013
 FILE NUMBER :       811-09913
 SERIES NO.:         21

 72DD.                       1 Total income dividends for which record date
                               passed during the period. (000's Omitted)
                               Class A                                  $ 7,762
                             2 Dividends for a second class of open-end
                               company shares (000's Omitted)
                               Class B                                  $   195
                               Class C                                  $   920
                               Class Y                                  $   331

 73A.                          Payments per share outstanding during the
                               entire current period: (form nnn.nnnn)
                             1 Dividends from net investment income
                               Class A                                  $0.2948
                             2 Dividends for a second class of open-end
                               company shares (form nnn.nnnn)
                               Class B                                  $0.1766
                               Class C                                  $0.1765
                               Class Y                                  $0.3326

 74U.                        1 Number of shares outstanding (000's Omitted)
                               Class A                                   26,435
                             2 Number of shares outstanding of a second class
                               of open-end company shares (000's Omitted)
                               Class B                                      638
                               Class C                                    5,359
                               Class Y                                    1,262

 74V.                        1 Net asset value per share (to nearest cent)
                               Class A                                  $ 17.67
                             2 Net asset value per share of a second class of
                               open-end company shares (to nearest cent)
                               Class B                                  $ 17.32
                               Class C                                  $ 17.12
                               Class Y                                  $ 17.87

INVESCO AMERICAN FRANHISE FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2013
FILE NUMBER :       811-09913
SERIES NO.:         22

72DD.                       1 Total income dividends for which record date
                              passed during the period. (000's Omitted)
                              Class A                                  $  1,680
                            2 Dividends for a second class of open-end company
                              shares (000's Omitted)
                              Class B                                  $     88
                              Class Y                                  $    270
                              Class R5                                 $    655
                              Class R6                                 $    546

73A.                          Payments per share outstanding during the entire
                              current period: (form nnn.nnnn)
                            1 Dividends from net investment income
                              Class A                                  $ 0.0047
                            2 Dividends for a second class of open-end company
                              shares (form nnn.nnnn)
                              Class B                                  $ 0.0047
                              Class Y                                  $ 0.0375
                              Class R5                                 $ 0.0520
                              Class R6                                 $ 0.0520

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A                                   366,234
                            2 Number of shares outstanding of a second class
                              of open-end company shares (000's Omitted)
                              Class B                                    15,640
                              Class C                                    18,962
                              Class R                                     1,328
                              Class Y                                     6,189
                              Class R5                                   10,167
                              Class R6                                    7,640

74V.                        1 Net asset value per share (to nearest cent)
                              Class A                                  $  14.82
                            2 Net asset value per share of a second class of
                              open-end company shares (to nearest cent)
                              Class B                                  $  14.50
                              Class C                                  $  14.34
                              Class R                                  $  14.74
                              Class Y                                  $  14.93
                              Class R5                                 $  14.90
                              Class R6                                 $  14.92

INVESCO PENNSYLVANIA TAX FREE INCOME FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

 FOR PERIOD ENDING:  8/31/2013
 FILE NUMBER :       811-09913
 SERIES NO.:         25

 72DD.                       1 Total income dividends for which record date
                               passed during the period. (000's Omitted)
                               Class A                                  $ 5,071
                             2 Dividends for a second class of open-end
                               company shares (000's Omitted)
                               Class B                                  $    83
                               Class C                                  $   363
                               Class Y                                  $    89

 73A.                          Payments per share outstanding during the
                               entire current period: (form nnn.nnnn)
                             1 Dividends from net investment income
                               Class A                                  $0.6374
                             2 Dividends for a second class of open-end
                               company shares (form nnn.nnnn)
                               Class B                                  $0.6386
                               Class C                                  $0.5110
                               Class Y                                  $0.6803

 74U.                        1 Number of shares outstanding (000's Omitted)
                               Class A                                    7,730
                             2 Number of shares outstanding of a second class
                               of open-end company shares (000's Omitted)
                               Class B                                      112
                               Class C                                      703
                               Class Y                                      166

 74V.                        1 Net asset value per share (to nearest cent)
                               Class A                                  $ 15.39
                             2 Net asset value per share of a second class of
                               open-end company shares (to nearest cent)
                               Class B                                  $ 15.42
                               Class C                                  $ 15.41
                               Class Y                                  $ 15.40

INVESCO SMALL CAP DISCOVERY FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

 FOR PERIOD ENDING:  8/31/2013
 FILE NUMBER :       811-09913
 SERIES NO.:         26

 74U.                        1 Number of shares outstanding (000's Omitted)
                               Class A                                   44,326
                             2 Number of shares outstanding of a second class
                               of open-end company shares (000's Omitted)
                               Class B                                    1,116
                               Class C                                    4,946
                               Class Y                                   13,041
                               Class R5                                   3,517
                               Class R6                                   5,463

 74V.                        1 Net asset value per share (to nearest cent)
                               Class A                                  $ 12.20
                             2 Net asset value per share of a second class of
                               open-end company shares (to nearest cent)
                               Class B                                  $ 11.25
                               Class C                                  $ 10.83
                               Class Y                                  $ 12.50
                               Class R5                                 $ 12.52
                               Class R6                                 $ 12.52